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EXHIBIT 23.2


INDEPENDENT AUDITORS' CONSENT




We consent to the incorporation by reference in this Registration
Statement of Printware, Inc. on Form S-8 of our report dated
January 28, 1997, appearing in the Annual Report on Form 10-K of Printware, Inc. for the year ended December 31, 1996.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
April 24, 1997